Exhibit 10.3

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT
This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of July 26, 2023 ("Eﬀective Date "), is entered into by and between AppHarvest, Inc., a Delaware corporation (“AppHarvest” or the “Borrower”), certain subsidiaries of the Borrower party hereto as Guarantors and CEFF II AppHarvest Holdings, LLC, a Delaware limited liability company, as Lender (“Equilibrium” or the “Lender”).

RECITALS

WHEREAS, the Borrower, the Guarantors and the Lenders entered into that certain Credit Agreement, dated as of July 25, 2023 (the "Credit Agreement ").

WHEREAS, Borrower and Lender wish to amend the Credit Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises and of other valuable consideration, the parties hereto agree as follows:

1)Definitions. Capitalized terms used in this Amendment, but not otherwise herein defined, shall have the respective meanings given to them in the Credit Agreement.

2)Consent to Amendment of Credit Agreement. Pursuant to the terms of Section 10.1 of the Credit Agreement, each of Borrower, each Guarantor and Lender hereby consents to and agrees to the following amendments:

a)The definition of “Closing Date” shall be amended and restated in its entirety to read as follows:
““Closing Date” shall mean July 26, 2023.”

b)The definition of “Interim Advance” shall be amended and restated in its entirety to read as follows:

““Interim Advance” means the loans advanced to the Borrower collectively in the amount of $8,000,000 authorized in accordance with the Interim Order, with (x) $2,000,000 being advanced on July 26, 2023 upon the satisfaction of the conditions set forth in Section 4.1 (other than Section 4.1(g)) and (y) $6,000,000 being advanced upon the satisfaction of the conditions set forth in Sections 4.1(g), (b), (e), and (j)”

c)The lead-in to Section 4.1 of the Credit Agreement be amended and restated in its entirety to read as follows:

“The occurrence of the Closing Date and the obligation of the Lender to make the portion of the Interim Advance set forth in (x) clause (x) of the definition thereof is subject to the prior satisfaction by the Loan Parties of each of the following conditions other than clause
(g) below and (y) clause (y) of the definition thereof is subject to the prior satisfaction by the Loan Parties of clause (g) below, in each case, as determined in the sole and absolute discretion of Lender;”

4884-7386-8402

d)The Credit Agreement is amended by replacing each instance of “the Closing Date” in Section 4.1(b) and Section 4.1(e) with “each date on which a portion of the Interim Advance is advanced”.
e)The Credit Agreement is amended by adding a new Section 6.16 as follows:

“Section 6.16. On or before 11:59 pm New York time on July 30, 2023, the Stalking Horse APA shall have been executed by the parties thereto.”

f)The definition of “Stalking Horse APA” is amended by replacing “dated prior to” with “to be executed after”.
g)Section 8.6(a) of the Credit Agreement is amended by adding “6.16,” after “6.10”.

3)Miscellaneous.

a)Limited Effect. Except as expressly set forth herein, each of the Credit Agreement and the other DIP Loan Documents is and shall remain unchanged and in full force and eﬀect, and nothing contained in this Amendment shall, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise aﬀect the rights and remedies of Lender, or shall alter, modify, amend or in any way aﬀect any of the terms, conditions, obligations, covenants or agreements in each of the Credit Agreement or any other DIP Loan Document.

b)Amendments. Neither this Amendment nor any of the terms hereof may be terminated, amended, supplemented, waived or modified except by an instrument in writing signed by the parties hereto.

c)Incorporation by Reference. Sections 1.2, 10.2, 10.6, 10., 10.9, 10.10, 10.11, 10.16 and
10.17 (Counterparts) of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

[Signature Page Follows]

LENDER:

CEFF II APPHARVEST HOLDINGS, LLC

By: EqCEF II, LLC, its manager
By: /s/ Nicholas Houshower
Name: Nicholas Houshower
Title: Managing Director & Principal

[FIRST AMENDMENT TO CREDIT AGREEMENT]

BORROWER: APPHARVEST, INC.

By:	/s/ Gary Broadbent
Name:	Gary Broadbent
Title:	Chief Legal Officer, Corporate Secretary and Chief Restructuring Officer

GUARANTORS:

APPHARVEST OPERATIONS, INC.

By:	/s/ Gary Broadbent
Name:	Gary Broadbent
Title:	Chief Legal Officer, Corporate Secretary and Chief Restructuring Officer

APPHARVEST FARMS, LLC

By:	/s/ Gary Broadbent
Name:	Gary Broadbent
Title:	Chief Legal Officer, Corporate Secretary and Chief Restructuring Officer

APPHARVEST BEREA FARM, LLC

By:	/s/ Gary Broadbent
Name:	Gary Broadbent
Title:	Chief Legal Officer, Corporate Secretary and Chief Restructuring Officer

[FIRST AMENDMENT TO CREDIT AGREEMENT]

APPHARVEST DEVELOPMENT, LLC

By:	/s/ Gary Broadbent
Name:	Gary Broadbent
Title:	Chief Legal Officer, Corporate Secretary and Chief Restructuring Officer

APPHARVEST TECHNOLOGY, INC.

By:	/s/ Gary Broadbent
Name:	Gary Broadbent
Title:	Chief Legal Officer, Corporate Secretary and Chief Restructuring Officer

APPHARVEST PRODUCTS, LLC

By:	/s/ Gary Broadbent
Name:	Gary Broadbent
Title:	Chief Legal Officer, Corporate Secretary and Chief Restructuring Officer

ROWAN COUNTY DEVELOPMENT, LLC

By:	/s/ Gary Broadbent
Name:	Gary Broadbent
Title:	Chief Legal Officer, Corporate Secretary and Chief Restructuring Officer

APPHARVEST MOREHEAD FARM, LLC

By:	/s/ Gary Broadbent
Name:	Gary Broadbent
Title:	Chief Legal Officer, Corporate Secretary and Chief Restructuring Officer

[FIRST AMENDMENT TO CREDIT AGREEMENT]

APPHARVEST RICHMOND FARM, LLC

By:	/s/ Gary Broadbent
Name:	Gary Broadbent
Title:	Chief Legal Officer, Corporate Secretary and Chief Restructuring Officer

APPHARVEST PULASKI FARM, LLC

By:	/s/ Gary Broadbent
Name:	Gary Broadbent
Title:	Chief Legal Officer, Corporate Secretary and Chief Restructuring Officer

APPHARVEST FOUNDATION, LLC

By:	/s/ Gary Broadbent
Name:	Gary Broadbent
Title:	Chief Legal Officer, Corporate Secretary and Chief Restructuring Officer

[FIRST AMENDMENT TO CREDIT AGREEMENT]